Summary prospectus

Delaware VIP® Limited Duration Bond Series — Standard Class

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Series’ shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Series or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Series that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Series’ statutory prospectus (and any supplements thereto), which contains more information about the Series and its risks. You can find the Series’ statutory prospectus and other information about the Series, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/dcio/literature. You can also get this information at no cost by calling 800 523-1918. The Series’ statutory prospectus and statement of additional information, both dated Oct. 4, 2019 (and any supplements thereto), are incorporated by reference into this summary prospectus.

What is the Series’ investment objective?

Delaware VIP Limited Duration Bond Series seeks current income consistent with low volatility of principal.

What are the Series’ fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Series. The fee table and example do not reflect any fees or sales charges imposed by variable insurance contracts. If they did, the expenses would be higher.

Annual series operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Standard
Management fees	0.50%
Distribution and service (12b-1) fees	none
Other expenses	0.64%
Total annual series operating expenses	1.14%
Fee waivers and expense reimbursements	(0.39%)[1]
Total annual series operating expenses after fee waivers and expense reimbursements	0.75%

[1]

The Series’ investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual series operating expenses from exceeding 0.75% of the Series’ average daily net assets from Oct. 4, 2019 through Oct. 31, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Series.

Example

This example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects

Summary prospectus

the Manager’s expense waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Standard
1 year	$77
3 years	$283
5 years	$550
10 years	$1,314

Portfolio turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in the annual series operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Predecessor Series’ (defined below) portfolio turnover rate was 268% of the average value of its portfolio.

What are the Series’ principal investment strategies?

Under normal circumstances, the Series will invest at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds (80% policy). For purposes of this 80% policy, investment grade bonds also include other investment grade fixed-income securities.

Investment grade debt securities include those that are rated within the four highest ratings categories by Moody’s Investors Service, Inc. (Moody’s) or Standard & Poor’s Financial Services LLC (S&P) or that are unrated but determined by the Series’ Manager to be of equivalent quality.

The Series may invest in a variety of different types of investment grade fixed-income securities, including corporate bonds, securities issued or guaranteed by the US Government or US Government-sponsored enterprises (some of which are not backed by the full faith and credit of the US Government), mortgage-backed and other asset-backed securities. While the Series will typically invest in domestic fixed income securities, the Series may invest up to 30% of its assets in foreign fixed income securities. In making investment decisions, the Manager considers the outlook for interest rates, economic forecasts and market conditions, credit ratings, and its own analysis of an issuer’s financial condition. The Manager will not necessarily sell an investment if its rating is reduced.

To a lesser extent, the Series also invests in high yield, below investment grade corporate bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include bonds that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by the Manager to be of equivalent quality. The Manager will consider ratings assigned by ratings agencies in selecting high yield bonds, but relies principally on its own research and investment analysis. In managing its portion of the Series, the Manager focuses on investments it believes can generate attractive and consistent income. The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the Manager’s expectations. In addition, the Manager may also invest in active or passive exchange-traded funds (ETFs) that could expose the Series to high yield securities. The Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.

Additionally, from time to time, in pursuing its investment strategies, the Series may hold significant investments (25% or more of its assets) in a specific market sector, including the financials sector.

The Series seeks to maintain an average weighted duration of between one and six years. Duration is a measurement of a bond’s sensitivity to changes in interest rates. For every 1% change in interest rates, a bond’s price generally changes approximately 1% in the opposite direction for each year of duration. For example, if a portfolio of fixed income securities has an average weighted duration of six years, its value can be expected to fall about 6% if interest rates rise by 1. Conversely, the portfolio’s value can be expected to rise approximately 6% if interest rates fall by 1%. As a result, prices of securities with longer durations tend to be more sensitive to interest rate changes than prices of securities with shorter durations. By comparison, a debt security’s “maturity” is the date on which the security matures and the issuer is obligated to repay principal. Duration is typically not equal to maturity.

The Series may invest in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates.

What are the principal risks of investing in the Series?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Series will increase and decrease according to changes in the value of the securities in the Series’ portfolio. The Series’ principal risks include:

Market risk — The prices of the debt securities held by the Series may decline in response to certain events, such as general economic and market conditions, adverse political or regulatory developments and interest rate fluctuations. Adverse market events may lead to increased redemptions, which could cause the Series to experience a loss or difficulty in selling securities to meet redemptions. Certain investments may be difficult or impossible to sell at a favorable time or price when the Series requires liquidity to make redemptions.

Interest rate risk — In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases. Securities with longer maturities and durations are generally more sensitive to interest rate changes.

Prepayment and extension risk — When interest rates decline, borrowers tend to refinance their loans and the loans that back mortgage-backed and other asset-backed securities suffer a higher rate of prepayment. This could cause a decrease in the Series’ income and share price. Conversely, when interest rates rise, borrowers tend to repay their loans less quickly which, will generally increase both the Series’ sensitivity to interest rates and its potential for price declines.

Credit risk — A debt issuer may become unable or unwilling to pay interest or principal when due. The prices of debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed and asset-backed securities, the credit quality of the underlying loans. Securities issued by US Government-sponsored enterprises are supported only by the credit of the issuing entity.

Call options risk — Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the Series will give up the opportunity to benefit from potential increases in the value of a Series asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose the Series to significant additional costs. Derivatives may be difficult to sell, unwind or value.

Sector risk — The Series may hold a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions. To the extent the Series invests significantly in the financials sector, the value of the Series’ shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital, changes in interest rates, the rate of corporate and consumer debt defaults, credit ratings and quality, market liquidity, extensive government regulation and price competition.

Derivatives risk — Investments in US Treasury futures and options on US Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Series’ share price and may expose it to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Exchange-traded funds risk — The risks of investing in an ETF typically reflect the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Series will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Series’ expenses may be higher and performance may be lower.

Active management and selection risk — The risk that the securities selected by a series’ management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Foreign securities risk — There are special risk factors associated with investing in foreign securities, including the risks of fluctuations in exchange rates, potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding an issuer's financial condition, less stringent regulation and supervision of foreign securities markets, custodians and securities depositories, and potential capital restrictions. Some

Summary prospectus

securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government and some foreign governments may default on principal and interest payments. To the extent the Series significantly invests in securities of a single country or region, it is more likely to be affected by events or conditions of that area. As a result, it may be more volatile than a more geographically diversified fund.

Liquidity risk — Certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Series’ investments to become less liquid and subject to erratic price movements. High yield securities tend to be less liquid.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

How has Delaware VIP® Limited Duration Bond Series performed?

The bar chart and table below provide some indication of the risks of investing in the Series. The Series has adopted the performance of the First Investors Life Series Limited Duration Bond Fund (Predecessor Series) as the result of a reorganization of the Predecessor Series into the Series which was consummated after the close of business on Oct. 4, 2019 (Reorganization). The Series had not yet commenced operations prior to the Reorganization. The bar chart shows changes in the performance of the Predecessor Series from year to year and shows how the Predecessor Series’ average annual total returns for the 1-year and lifetime periods compare with those of a broad measure of market performance. The Predecessor Series’ past performance (before and after taxes) is not necessarily an indication of how the Series will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to Oct. 4, 2019 are those of the Predecessor Series. The returns of the Series will be different from the returns of the Predecessor Series as they have different expenses.

Updated performance information is available by calling 800 523-1918 or by visiting our website at delawarefunds.com/dcio/performance.

Performance reflects all Series expenses but does not include any fees or sales charges imposed by variable insurance contracts. If they had been included, the returns shown below would be lower. Investors should consult the variable contract prospectus for more information.

Calendar year-by-year total return

During the periods illustrated in this bar chart, the Series’ highest quarterly return was 1.16% for the quarter ended March 31, 2016, and its lowest quarterly return was -1.23% for the quarter ended Dec. 31, 2016.

Average annual total returns for periods ended December 31, 2018

	1 year	Life of Series
Limited Duration Bond Series (Inception Date: 7/1/14)	-0.22%	-0.33%
Bloomberg Barclays 1-3 Year US Government/Credit Index (reflects no deduction for fees, expenses or taxes)*	1.60%	1.02%
ICE BofAML 1-5 Year US Broad Market Index (reflects no deduction for fees, expenses or taxes)*	1.37%	1.30%

* The Series changed its broad-based securities index to the Bloomberg Barclays 1-3 Year US Government/Credit Index as of Jan. 31, 2019. The Series elected to use the new index because it more closely reflects the Series’ investment strategies.

Who manages the Series?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Roger A. Early, CPA, CFA	Executive Director, Chief Investment Officer of US Fixed Income	October 2019
Brian C. McDonnell, CFA	Executive Director, Head of US Fixed Income	October 2019
Adam H. Brown, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	October 2019
John P. McCarthy, CFA	Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager	October 2019

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Macquarie Investment Management Europe Limited (MIMEL)

Macquarie Investment Management Global Limited (MIMGL)

Purchase and redemption of Series shares

Shares are sold only to separate accounts of life insurance companies at net asset value (NAV). Please refer to the variable annuity or variable life insurance product contract prospectus for more information about the purchase and redemption of shares.

Tax information

The dividends and distributions paid from the Series to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Series must be purchased through separate accounts used to fund variable annuity contracts or variable life insurance contracts (variable contracts), such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. You should refer to your variable contract prospectus for more information on these tax consequences.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Series through a broker/dealer or other financial intermediary (such as an insurance company), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SMPR-VIP-853 [12/31] [10/19]